UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21989

AGIC Equity & Convertible Income Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York			10019
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna – 1633 Broadway New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	January 31, 2012

Date of reporting period:	January 31, 2012

Item 1: Report to Shareholders

January 31, 2012

NFJ Dividend, Interest & Premium Strategy Fund

AGIC Equity & Convertible Income Fund

Contents

Letter to Shareholders	2-3

Fund Insights/Performance & Statistics	4-10

Schedules of Investments	11-23

Statements of Assets and Liabilities	24

Statements of Operations	25

Statements of Changes in Net Assets	26

Notes to Financial Statements	27-35

Financial Highlights	36-37

Report of Independent Registered Public Accounting Firm	38

Tax Information	39

Annual Shareholder Meeting Results/Changes to the Board of Trustees/Proxy Voting Policies & Procedures/Changes to NFJ Dividend, Interest & Premium Strategy Fund’s Rebalancing Policy	40-41

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements	42

Privacy Policy	43

Dividend Reinvestment Plan	44-45

Board of Trustees	46-47

Fund Officers	48

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Dear Shareholder:

After a slow start, the U.S. economy expanded at an ever-increasing pace during the twelve-month fiscal period ended January 31, 2012. Companies registered robust profits and began to hire workers in increasing numbers, pushing the unemployment rate down to its lowest level in three years. The recovery was held back in part by political dysfunction in Washington and a variety of geopolitical worries, which at times sparked extraordinary market volatility.

Twelve Months in Review through January 31, 2012

For the twelve-month fiscal period ended January 31, 2012:

•  NFJ Dividend, Interest & Premium Strategy Fund rose 4.30% on net asset value (“NAV”) and 9.07 % on market price.

•  AGIC Equity & Convertible Income Fund increased 0.87% on NAV and declined 4.85 % on market price.

The Russell 3000 Index, a broad measure of U.S. stock market performance, was up 3.86% during the twelve-month period. The Russell 1000 Value Index, a measure of large-cap value-style stocks, rose 1.88% and the Russell 1000 Growth Index, a measure of growth style stocks, advanced 6.07% during the reporting period. Convertible securities, as reflected by the Bank of America Merrill Lynch All Convertibles Index, declined 1.80%.

Hans W. Kertess Chairman Brian S. Shlissel President & CEO

As the fiscal year unfolded, U.S. gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, grew at an annualized rate of just 0.4%. The January to March 2011 period was marked by turmoil across much of the Middle East, and by an earthquake, tsunami and nuclear meltdown in Japan. Middle East unrest pushed oil prices higher, while Japan’s catastrophe hampered a significant portion of the global supply chain. GDP accelerated from that point, growing at annualized rates of 1.3% between April and June 2011, 1.8% between July and September 2011 and 2.8% (preliminary estimate) between October and December 2011. The labor market also accelerated, as the U.S. unemployment rate dropped from 9.1% to 8.3% during the twelve-month reporting period. The jobless rate’s reduction all occurred during the last five months of the fiscal year, a sign, perhaps, of just how quickly the economy is gathering momentum. The government indicated that private sector job creation in 2011 was the best since 2005.

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The economic expansion meant continued strong operating results for U.S. corporations. The Commerce Department reported profits were approximately $1.97 trillion (seasonally adjusted at annualized rates) between July and September 2011. Corporate strength was reflected in Federal Reserve (the “Fed”) data indicating non-financial companies holding in excess of $2 trillion in cash and other liquid assets. Relative to total corporate assets, this was the highest level since 1963. Strong balance sheets, in turn, have triggered rising dividend payments by many companies. A recent report by Standard and Poor’s forecasts that dividend payouts by S&P 500 firms would surpass the record $247.9 billion set in 2008.

The Road Ahead

Despite the improving U.S. economy, actions taken by the Fed during the twelve-month period signify caution. The Fed extended its policy of maintaining low interest rates “at least through late 2014 and began another effort to stimulate the economy by swapping $400 billion in short-term Treasury securities in exchange for a similar amount of longer-term bonds. The lower long-term yields, the Fed intimated, could help breathe life into the housing market. Concerned with Europe’s deepening sovereign debt crisis, the Fed warned of “significant downside risks to the economic outlook, including strains in global financial markets.”

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/edelivery.

For specific information on the Funds and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager and NFJ Investment Group LLC and Allianz Global Investors Capital LLC, the Funds’ sub-advisers, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

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NFJ Dividend, Interest & Premium Strategy Fund Fund Insights

January 31, 2012 (unaudited)

For the 12 months ended January 31, 2012, NFJ Dividend, Interest & Premium Strategy Fund (the “Fund”) returned 4.30% on net asset value and 9.07% on market price.

The U.S. stock market experienced periods of heightened volatility during the fiscal period. Despite several economic headwinds, geopolitical events, the devastating earthquake in Japan and the European sovereign debt crisis, the market posted a solid gain over the first three months of the period. During this time, investors generally focused on corporate profits that largely exceeded expectations. The market then fell sharply over the next five months, as investor risk appetite was often replaced with heightened risk aversion. The change in investor sentiment was triggered by a number of factors, including fears of a double-dip recession, Standard & Poor’s downgrade of U.S. government securities and increased concerns of contagion from the escalating European sovereign debt crisis. However, the market then rallied over the last four months of the period. Improving economic data in the U.S. and hopes for a resolution to the European sovereign debt crisis bolstered investor sentiment and propelled the overall market higher. All told, the Russell 1000 Value Index returned 1.88% during the 12 months ended January 31, 2012.

Convertible Market Summary

Investor sentiment varied considerably throughout the reporting period. Significant macro events early in the period, including disaster in Japan, increasing oil prices due to the Middle East / North Africa turbulence and European sovereign debt woes, were notable headlines, but ultimately had no substantial impact on the convertibles market as a whole.

However, mid-period performance was the worst since the 2008 financial crisis. Political headlines and related macroeconomic uncertainty influenced markets. The sell-off in equity markets was driven by fears of a double dip recession in the U.S, S&P’s U.S. credit rating downgrade and the potential for a Greek default. For the convertibles market in particular, every macro factor seemed to be inexorably important, and broadly discouraged

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NFJ Dividend, Interest & Premium Strategy Fund Fund Insights

January 31, 2012 (unaudited) (continued)

any buying. Convertibles were readily available for sale regardless of solid second quarter earnings. Additionally, a decline in bond floor valuations had a negative impact on the convertibles market, while the lack of liquidity from the major banks and brokers exacerbated the decline.

Performance over the remaining months of the reporting period reversed and rebounded nicely into January month-end as U.S. recession fears waned and concerns around Europe’s sovereign debt crisis eased. Corporate bond spreads tightened as prices rose. Bond prices rose to more accurately reflect the lack of balance sheet risk for the average issuer in the market. Besides a positive equity market, an increase in bond floor valuations had a positive impact on the convertibles market.

Based on these observations, it wasn’t surprising that industry level performance was mixed for the period. Within the convertible universe, economically sensitive issuers, such as Transportation, Materials, Consumer Discretionary and Energy, underperformed for the period, while counter-cyclical sectors including Utilities, Health Care and Telecommunications issuers outperformed.

Levels of implied volatility, as measured by the Chicago Board Options Exchange Volatility Index (“VIX”), were relatively low for the first half of the reporting period, trading mostly in the teens and averaging at a level of 18.3. Increased levels of volatility were seen in March when the VIX peaked just below 30 after an earthquake hit Japan, leading to a nuclear crisis at the Fukushima Daiichi power plant. The VIX fell back to previous levels at the end of March, only to rise to 48 in August when sovereign debt issues in Europe worsened. Elevated levels of volatility continued through November, with the VIX averaging just above 30 for the second half of the period. The average volatility throughout the entire period was 24.4.

Portfolio specifics

The equity portion of the portfolio advanced, as both stock selection and sector allocation contributed positively to results. In terms of stock

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NFJ Dividend, Interest & Premium Strategy Fund Fund Insights

January 31, 2012 (unaudited) (continued)

selection, the Fund’s holdings in the Financials, Materials and Consumer Staples sectors were the most beneficial. This was somewhat offset by stock selection in the Industrials, Telecommunication Services and Energy sectors.

From a sector allocation perspective, an underweight to Financials and overweights to Consumer Staples and Materials contributed the most to the Fund’s performance. Conversely, an underweight to Utilities, an overweight to Information Technology and an underweight to Consumer Discretionary detracted the most from results.

During the 12-month reporting period, the equity portion of the portfolio’s largest overweights relative to the Russell 1000 Value Index were in the Energy, Information Technology and Materials sectors. Conversely, the largest relative underweights were in the Financials, Consumer Discretionary and utilities sectors.

The Fund’s convertible positions in Health Care, Utilities, Technology and Consumer Staples rose by the greatest magnitude during the reporting period. Less volatile, defensive sectors benefited the most when the market abruptly rotated into counter-cyclical stocks as economic slowdown concerns weighed on investor sentiment. Additionally, drug manufacturing companies increased in value due to better-than-expected quarterly profits. Select technology companies rose on M&A activity as well as data points suggesting continued strong end market demand.

The Fund’s weakest convertible performers were concentrated in cyclical sectors including Materials, Transportation, Industrials and Energy. Materials companies were off on fears that the weaker global economic outlook and higher input costs would impact future earnings. In general, Transportation companies underperformed due to economic slowdown concerns. Energy issuers were lower as weak macro data drove down energy prices and reduced investors’ confidence in future earnings.

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AGIC Equity & Convertible Income Fund Fund Insights

January 31, 2012 (unaudited)

For the 12 months ended January 31, 2012, AGIC Equity & Convertible Income Fund returned 0.87% on net asset value and -4.85% on market price.

Although market sentiment varied significantly throughout the reporting period, the net result for the equity and convertible markets combined was a positive. Significant macro events early in the period, including disaster in Japan, increasing oil prices due to the Middle East / North Africa turbulence and European sovereign debt woes, were notable headlines, but ultimately had no substantial impact on the markets as a whole.

However, mid-period performance was the worst since the 2008 financial crisis. Political headlines and related macroeconomic uncertainty influenced markets. The sell-off in equity markets was driven by fears of a double dip recession in the U.S, S&P’s U.S. credit rating downgrade and the potential for a Greek default. For the convertibles market in particular, every macro factor seemed to be inexorably important, and broadly discouraged any buying. Equities and convertibles were readily available for sale regardless of solid second quarter earnings. Additionally, a decline in bond floor valuations had a negative impact on the convertible market, while the lack of liquidity from the major banks and brokers exacerbated the decline.

Performance over the remaining months of the reporting period reversed and rebounded nicely into January month-end as U.S. recession fears waned and concerns around Europe’s sovereign debt crisis eased. Corporate bond spreads tightened as prices rose. Bond prices rose to more accurately reflect the lack of balance sheet risk for the average issuer in the market. Besides a positive equity market, an increase in bond floor valuations had a positive impact on the convertibles market.

Based on these observations, it wasn’t surprising that industry level performance was mixed for the period. Among the equity and convertible universes, generally speaking, economically sensitive issuers, such as Transportation, Industrials, Energy and Materials, underperformed for the period, while counter-cyclical sectors including Utilities, Health Care and Consumer Staples issuers outperformed.

The Chicago Board Options Exchange Volatility Index (“VIX”) started the period in the high-teens, and then spiked dramatically at the end of July and

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AGIC Equity & Convertible Income Fund Fund Insights

January 31, 2012 (unaudited) (continued)

into August corresponding to the fears of European sovereign debt issues and weak U.S. economic stats. The index peaked at 48.0 on August 8th and set the new high mark for the fiscal year. The VIX declined over the remaining months of the reporting period and ended January 2012 very close to where it started in February 2011.

Portfolio specifics

The Fund’s equity positions in Health Care, Telecommunications and Consumer Staples rose by the greatest magnitude during the reporting period. Defensive sectors benefited the most when the market abruptly rotated into counter-cyclical stocks as economic slowdown concerns weighed on investor sentiment. Additionally, drug manufacturing companies were higher due to better-than-expected quarterly profits. The Telecommunications sector represented consistent operating certainty in a period of great uncertainty.

The Fund’s weakest equity performers were in most economically sensitive holdings, including Energy, Materials and Financials. Energy issuers were lower as weak macro data drove down energy prices and reduced investors’ confidence in future earnings. Materials companies were off on fears that the weaker global economic outlook and higher input costs would impact future earnings. Financials were pressured by regulatory concerns and overseas banking contagion fears.

Similar equity sector performance was evident among the Fund’s convertible positions. In addition to Telecommunications and Health Care, Information Technology and Utilities issues were among the strongest performers. Select technology companies were higher on M&A activity as well as data suggesting continued strong end-market demand. Utilities companies rallied as investors rotated into less volatile, defensive issues.

The Fund’s weakest convertible performers were concentrated in cyclical sectors including Energy, Transportation, Materials and Industrials. Industrial issuers were lower despite reporting positive quarterly profits and citing strong end demand. In general, Transportation companies underperformed due to economic slowdown concerns.

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NFJ Dividend, Interest & Premium Strategy Fund
AGIC Equity & Convertible Income Fund
Performance & Statistics

January 31, 2012 (unaudited)

NFJ Dividend, Interest & Premium Strategy
Total Return(1):	Market Price	NAV
1 Year	9.07%	4.30%
5 Year	0.03%	0.36%
Commencement of Operations (2/28/05) to 1/31/12	2.84%	3.65%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (2/28/05) to 1/31/12	Market Price	$17.30
Market Price	NAV	$18.06
NAV	Discount to NAV	(4.21)%
	Market Price Yield(2)	8.09%
	Investment Allocation (as a % of total investments before call options written)

AGIC Equity & Convertible Income
Total Return(1):	Market Price	NAV
1 Year	-4.85%	0.87%
3 Year	17.43%	20.29%
Commencement of Operations (2/27/07) to 1/31/12	0.85%	3.50%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (2/27/07) to 1/31/12	Market Price	$17.22
Market Price	NAV	$19.28
NAV	Discount to NAV	(10.68)%
	Market Price Yield(2)	6.50%
	Investment Allocation (as a % of total investments before call options written)

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NFJ Dividend, Interest & Premium Strategy Fund
AGIC Equity & Convertible Income Fund
Performance & Statistics

January 31, 2012 (unaudited) (continued)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about each Fund, market conditions, supply and demand for the Fund’s shares, or changes in each Fund’s dividends.

An investment in each Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current quarterly per share dividend (comprised of net investment income and net capital gains, if any) payable to shareholders by the market price per share at January 31, 2012.

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NFJ Dividend, Interest & Premium Strategy Fund Schedule of Investments

January 31, 2012

Shares		Value
COMMON STOCK – 73.0%

Aerospace & Defense – 2.8%
300,000	Lockheed Martin Corp.	$24,696,000
400,000	Northrop Grumman Corp. (a)	23,220,000
		47,916,000
Beverages – 0.8%
220,000	PepsiCo, Inc. (a)	14,447,400
Biotechnology – 0.5%
168,466	Gilead Sciences, Inc. (b)	8,227,879
Capital Markets – 1.2%
400,000	Ameriprise Financial, Inc. (a)	21,420,000
Commercial Banks – 3.0%
405,900	PNC Financial Services Group, Inc. (a)	23,915,628
917,600	Wells Fargo & Co. (a)	26,803,096
		50,718,724
Commercial Services & Supplies – 2.4%
1,247,500	Pitney Bowes, Inc.	23,665,075
1,500,000	RR Donnelley & Sons Co. (a)	17,040,000
		40,705,075
Communications Equipment – 0.7%
274,500	Harris Corp.	11,254,500
Diversified Financial Services – 2.8%
1,284,700	JP Morgan Chase & Co.	47,919,310
Diversified Telecommunication Services – 1.3%
750,200	AT&T, Inc. (a)	22,063,382
Electric Utilities – 1.4%
608,300	American Electric Power Co., Inc.	24,064,348
Energy Equipment & Services – 2.9%
400,000	Diamond Offshore Drilling, Inc. (a)	24,920,000
463,300	Ensco PLC – ADR	24,388,112
		49,308,112
Food & Staples Retailing – 1.7%
600,000	SUPERVALU, Inc.	4,146,000
417,100	Wal-Mart Stores, Inc.	25,593,256
		29,739,256
Food Products – 0.5%
220,139	Archer-Daniels-Midland Co.	6,302,580
39,038	Bunge Ltd.	2,235,706
		8,538,286
Health Care Equipment & Supplies – 0.9%
389,100	Medtronic, Inc. (a)	15,007,587
Household Durables – 1.6%
500,000	Whirlpool Corp. (a)	27,160,000
Household Products – 1.2%
300,000	Kimberly-Clark Corp. (a)	21,468,000

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NFJ Dividend, Interest & Premium Strategy Fund Schedule of Investments

January 31, 2012 (continued)

Shares		Value

Industrial Conglomerates – 1.6%
1,453,217	General Electric Co. (a)	$27,189,690
Insurance – 5.6%
57,396	American International Group, Inc. (b)	1,441,214
1,103,600	Lincoln National Corp. (a)	23,771,544
500,000	MetLife, Inc.	17,665,000
800,000	The Allstate Corp. (a)	23,080,000
400,000	The Travelers Cos, Inc. (a)	23,320,000
280,505	XL Group PLC, Class A	5,685,836
		94,963,594
IT Services – 0.0%
2,000	International Business Machines Corp.	385,200
Media – 2.7%
1,075,000	CBS Corp., Class B	30,616,000
398,500	Time Warner, Inc.	14,768,410
		45,384,410
Metals & Mining – 1.8%
164,400	Barrick Gold Corp.	8,098,344
480,000	Freeport-McMoRan Copper & Gold, Inc. (a)	22,180,800
		30,279,144
Multi-Utilities – 1.3%
682,600	Ameren Corp. (a)	21,597,464
Office Electronics – 1.4%
3,104,100	Xerox Corp. (a)	24,056,775
Oil, Gas & Consumable Fuels – 12.3%
800,000	Chesapeake Energy Corp. (a)	16,904,000
307,300	Chevron Corp. (a)	31,676,484
650,000	ConocoPhillips (a)	44,336,500
400,000	EnCana Corp.	7,652,000
893,800	Marathon Oil Corp. (a)	28,056,382
550,000	Royal Dutch Shell PLC, Class A – ADR	39,248,000
800,000	Total SA – ADR (a)	42,376,000
		210,249,366
Paper & Forest Products – 2.9%
1,600,000	International Paper Co. (a)	49,824,000
Pharmaceuticals – 10.4%
338,200	Eli Lilly & Co.	13,440,068
1,180,000	GlaxoSmithKline PLC – ADR (a)	52,557,200
450,000	Johnson & Johnson (a)	29,659,500
2,500,000	Pfizer, Inc. (a)	53,500,000
600,000	Sanofi – ADR	22,278,000
132,342	Teva Pharmaceutical Industries Ltd. – ADR	5,972,595
		177,407,363
Real Estate Investment Trust – 0.1%
100,000	Annaly Capital Management, Inc.	1,684,000
Semiconductors & Semiconductor Equipment – 2.9%
1,850,000	Intel Corp. (a)	48,877,000

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NFJ Dividend, Interest & Premium Strategy Fund Schedule of Investments

January 31, 2012 (continued)

Shares		Value

Software – 1.7%
985,800	Microsoft Corp. (a)	$29,110,674
Thrifts & Mortgage Finance – 1.7%
3,498,500	Hudson City Bancorp, Inc. (a)	23,544,905
500,000	New York Community Bancorp, Inc.	6,345,000
		29,889,905
Tobacco – 0.9%
400,000	Reynolds American, Inc. (a)	15,692,000
Total Common Stock (cost-$1,418,744,598)		1,246,548,444

Principal Amount (000s)

CONVERTIBLE BONDS & NOTES – 15.9%

Aerospace & Defense – 0.5%
$2,000	AAR Corp., 1.75%, 2/1/26	2,025,000
3,895	GenCorp, Inc., 4.063%, 12/31/39	3,656,431
1,250	Textron, Inc., 4.50%, 5/1/13	2,487,500
		8,168,931
Apparel – 0.2%
4,000	Iconix Brand Group, Inc., 2.50%, 6/1/16 (c) (d)	3,960,000
Automobiles – 0.6%
6,700	Ford Motor Co., 4.25%, 11/15/16	10,661,375
Biotechnology – 0.1%
2,000	Vertex Pharmaceuticals, Inc., 3.35%, 10/1/15	2,200,000
Building Products – 0.3%
5,875	Griffon Corp., 4.00%, 1/15/17 (c) (d)	5,735,469
Capital Markets – 0.6%
7,580	Ares Capital Corp., 5.75%, 2/1/16 (c) (d)	7,883,200
3,095	BGC Partners, Inc., 4.50%, 7/15/16 (c) (d)	2,878,350
		10,761,550
Communications Equipment – 0.4%
4,660	Ciena Corp., 0.875%, 6/15/17	3,815,375
2,000	JDS Uniphase Corp., 1.00%, 5/15/26	1,990,000
		5,805,375
Computers & Peripherals – 0.2%
3,365	SanDisk Corp., 1.50%, 8/15/17	3,903,400
Construction & Engineering – 0.6%
7,250	MasTec, Inc., 4.00%, 6/15/14	9,216,562
Diversified Telecommunication Services – 0.6%
8,295	Level 3 Communications, Inc., 15.00%, 1/15/13	9,632,569
Electrical Equipment – 1.0%
9,275	EnerSys, 3.375%, 6/1/38 (e)	9,785,125
9,000	JA Solar Holdings Co., Ltd., 4.50%, 5/15/13	7,605,000
		17,390,125

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NFJ Dividend, Interest & Premium Strategy Fund Schedule of Investments

January 31, 2012 (continued)

Principal Amount (000s)		Value

Energy Equipment & Services – 0.5%
$8,000	Newpark Resources, Inc., 4.00%, 10/1/17	$8,660,000
Health Care Equipment & Supplies – 0.4%
2,000	Hologic, Inc., 2.00%, 12/15/37 (e)	2,382,500
5,455	NuVasive, Inc., 2.75%, 7/1/17	4,602,656
		6,985,156
Health Care Providers & Services – 0.4%
6,000	Molina Healthcare, Inc., 3.75%, 10/1/14	7,215,000
Healthcare-Products – 0.6%
10,500	Alere, Inc., 3.00%, 5/15/16	10,040,625
Hotels, Restaurants & Leisure – 0.7%
9,995	MGM Resorts International, 4.25%, 4/15/15	10,594,700
930	Morgans Hotel Group Co., 2.375%, 10/15/14	790,500
		11,385,200
Insurance – 0.1%
2,000	American Equity Investment Life Holding Co., 3.50%, 9/15/15 (c) (d)	2,210,000
Internet Software & Services – 0.2%
2,380	Digital River, Inc., 2.00%, 11/1/30	2,127,125
1,405	WebMD Health Corp., 2.50%, 1/31/18 (c) (d)	1,222,350
		3,349,475
IT Services – 0.6%
6,325	Alliance Data Systems Corp., 1.75%, 8/1/13	9,202,875
1,500	VeriFone Systems, Inc., 1.375%, 6/15/12	1,599,375
		10,802,250
Machinery – 1.2%
3,000	Chart Industries, Inc., 2.00%, 8/1/18	3,273,750
5,940	Greenbrier Cos, Inc., 3.50%, 4/1/18 (c) (d)	5,702,400
3,000	Meritor, Inc., 4.625%, 3/1/26 (e)	2,553,750
7,000	Navistar International Corp., 3.00%, 10/15/14	8,146,250
		19,676,150
Marine – 0.1%
3,090	DryShips, Inc., 5.00%, 12/1/14	2,193,900
Media – 0.1%
1,000	XM Satellite Radio, Inc., 7.00%, 12/1/14 (c) (d)	1,402,500
Metals & Mining – 0.4%
250	Alcoa, Inc., 5.25%, 3/15/14	428,438
4,805	Steel Dynamics, Inc., 5.125%, 6/15/14	5,621,850
		6,050,288
Multiline Retail – 0.1%
2,065	Saks, Inc., 2.00%, 3/15/24	2,147,600
Oil, Gas & Consumable Fuels – 2.1%
10,800	Alpha Natural Resources, Inc., 2.375%, 4/15/15	10,098,000
2,190	Chesapeake Energy Corp., 2.50%, 5/15/37	1,924,463
7,475	Peabody Energy Corp., 4.75%, 12/15/41	7,689,906
9,200	Petroleum Development Corp., 3.25%, 5/15/16 (c) (d)	9,269,000
3,650	Western Refining, Inc., 5.75%, 6/15/14	6,232,375
		35,213,744

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14	AGIC Equity & Convertible Income Fund Annual Report | 1.31.12

NFJ Dividend, Interest & Premium Strategy Fund Schedule of Investments

January 31, 2012 (continued)

Principal Amount (000s)		Value

Real Estate Investment Trust – 0.4%
$7,000	Developers Diversified Realty Corp., 1.75%, 11/15/40	$7,420,000
Road & Rail – 0.3%
3,000	Hertz Global Holdings, Inc., 5.25%, 6/1/14	5,336,250
Semiconductors & Semiconductor Equipment – 1.4%
	Micron Technology, Inc.,
8,000	1.50%, 8/1/31 (c) (d)	7,980,000
5,500	1.875%, 6/1/27	5,204,375
8,500	SunPower Corp., 4.75%, 4/15/14	7,820,000
1,000	Teradyne, Inc., 4.50%, 3/15/14	3,050,000
		24,054,375
Software – 0.9%
5,540	Electronic Arts, Inc., 0.75%, 7/15/16 (c) (d)	5,256,075
5,760	Nuance Communications, Inc., 2.75%, 8/15/27	9,072,000
700	Salesforce.com, Inc., 0.75%, 1/15/15	1,055,250
		15,383,325
Thrifts & Mortgage Finance – 0.3%
8,020	MGIC Investment Corp., 5.00%, 5/1/17	4,952,350
Total Convertible Bonds & Notes (cost-$294,019,072)		271,913,544

Shares

CONVERTIBLE PREFERRED STOCK – 9.7%

Airlines – 0.4%
178,685	Continental Airlines Finance Trust II, 6.00%, 11/15/30	5,918,941
Auto Components – 0.6%
205,090	Goodyear Tire & Rubber Co., 5.875%, 4/1/14	9,425,936
Automobiles – 0.5%
227,775	General Motors Co., 4.75%, 12/1/13, Ser. B	9,124,667
Capital Markets – 0.5%
192,820	AMG Capital Trust I, 5.10%, 4/15/36	9,177,075
Commercial Services & Supplies – 0.2%
51,592	United Rentals, Inc., 6.50%, 8/1/28	2,589,273
Diversified Financial Services – 1.0%
11,715	Bank of America Corp., 7.25%, 1/30/13, Ser. L (f)	10,795,021
74,015	Citigroup, Inc., 7.50%, 12/15/12	6,858,230
		17,653,251
Electric Utilities – 0.4%
	NextEra Energy, Inc.,
50,000	7.00%, 9/1/13	2,627,500
87,800	8.375%, 6/1/12	4,433,900
		7,061,400
Food Products – 0.6%
113,830	Bunge Ltd., 4.875%, 12/31/49 (f)	10,813,850
Household Durables – 0.8%
97,900	Newell Financial Trust I, 5.25%, 12/1/27	4,307,600
77,470	Stanley Black & Decker, Inc., 4.75%, 11/17/15	9,156,179
		13,463,779

NFJ Dividend, Interest & Premium Strategy Fund
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NFJ Dividend, Interest & Premium Strategy Fund Schedule of Investments

January 31, 2012 (continued)

Shares		Value

Insurance – 0.9%
83,145	Assured Guaranty Ltd., 8.50%, 6/1/12	$5,161,226
154,180	MetLife, Inc., 5.00%, 9/11/13	10,562,872
		15,724,098
IT Services – 0.1%
31,360	Unisys Corp., 6.25%, 3/1/14	2,026,483
Multi-Utilities – 0.7%
229,100	AES Trust III, 6.75%, 10/15/29	11,358,778
Oil, Gas & Consumable Fuels – 1.1%
140,100	Apache Corp., 6.00%, 8/1/13	8,045,943
45,100	ATP Oil & Gas Corp., 8.00%, 10/1/14 (c) (d) (f)	1,623,600
114,950	Chesapeake Energy Corp., 5.00%, 12/31/49 (f)	9,081,050
		18,750,593
Real Estate Investment Trust – 1.2%
176,800	Alexandria Real Estate Equities, Inc., 7.00%, 4/20/13 (f)	4,441,216
602,400	FelCor Lodging Trust, Inc., 1.95%, 12/31/49, Ser. A (f)	14,132,304
35,385	Health Care REIT, Inc., 6.50%, 4/20/18, Ser. I (f)	1,891,328
		20,464,848
Road & Rail – 0.7%
979,575	2010 Swift Mandatory Common Exchange Security Trust, 6.00%, 12/31/13 (d)	11,747,553
Total Convertible Preferred Stock (cost-$185,296,924)		165,300,525

Principal Amount (000s)

SHORT-TERM INVESTMENTS – 2.7%

Time Deposits – 2.7%
$31,771	Bank of America-London, 0.03%, 2/1/12	31,771,412
11,961	Citibank-Nassau, 0.03%, 2/1/12	11,960,610
1,706	Wells Fargo-Grand Cayman, 0.03%, 2/1/12	1,705,913
Total Short Term Investments (cost-$45,437,935)		45,437,935
Total Investments, before call options written (cost-$1,943,498,529) – 101.3%		1,729,200,448

Contracts

CALL OPTIONS WRITTEN (b) – (1.6)%

	Morgan Stanley Cyclical Flex Index,
400	strike price $910, expires 2/3/12	(2,428,854)
	Morgan Stanley Cyclical Index,
450	strike price $920, expires 2/18/12	(2,398,500)
450	strike price $930, expires 2/18/12	(2,025,000)
450	strike price $1010, expires 3/17/12	(472,500)
	NASDAQ 100 Flex Index,
150	strike price $2350, expires 2/10/12	(1,810,865)
	NASDAQ 100 Index,
175	strike price $2375, expires 2/18/12	(1,652,875)
110	strike price $2525, expires 3/17/12	(312,400)

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NFJ Dividend, Interest & Premium Strategy Fund Schedule of Investments

January 31, 2012 (continued)

Contracts		Value

	Philadelphia Oil Service Sector Flex Index,
2,000	strike price $240, expires 2/10/12	$(660,817)
2,000	strike price $245, expires 3/2/12	(912,600)
	Philadelphia Oil Service Sector Index,
2,000	strike price $235, expires 2/18/12	(1,230,000)
4,000	strike price $240, expires 2/18/12	(1,840,000)
1,500	strike price $255, expires 3/17/12	(397,500)
	Philadelphia Stock Exchange KBW Bank Flex Index,
9,000	strike price $45, expires 3/23/12	(728,612)
7,000	strike price $46, expires 3/2/12	(202,157)
	Philadelphia Stock Exchange KBW Bank Index,
14,000	strike price $42, expires 2/18/12	(2,030,000)
16,000	strike price $46, expires 3/17/12	(600,000)
	Standard & Poor’s 500 Flex Index,
350	strike price $1275, expires 2/3/12	(1,308,257)
350	strike price $1275, expires 2/10/12	(1,392,863)
350	strike price $1280, expires 2/10/12	(1,242,783)
300	strike price $1330, expires 3/2/12	(431,800)
300	strike price $1340, expires 3/9/12	(402,873)
	Standard & Poor’s 500 Index,
350	strike price $1290, expires 2/18/12	(1,092,000)
400	strike price $1315, expires 2/18/12	(622,000)
300	strike price $1345, expires 3/17/12	(418,500)
300	strike price $1350, expires 3/17/12	(364,500)
Total Call Options Written (premiums received-$14,705,028)		(26,978,256)
Total Investments, net of call options written (cost-$1,928,793,501) – 99.7%		1,702,222,192
Other assets less other liabilities – 0.3%		4,548,234
Net Assets – 100.0%		$1,706,770,426

NFJ Dividend, Interest & Premium Strategy Fund
1.31.12 | AGIC Equity & Convertible Income Fund Annual Report	17

AGIC Equity & Convertible Income Fund Schedule of Investments

January 31, 2012

Shares		Value
COMMON STOCK – 70.3%

Aerospace & Defense – 3.1%
74,300	L-3 Communications Holdings, Inc.	$5,255,982
310,300	Textron, Inc. (a)	7,906,444
		13,162,426
Auto Components – 1.5%
205,900	Johnson Controls, Inc.	6,541,443
Automobiles – 1.5%
535,300	Ford Motor Co.	6,648,426
Beverages – 4.6%
98,900	Coca-Cola Co. (a)	6,678,717
127,300	Molson Coors Brewing Co., Class B	5,459,897
114,000	PepsiCo, Inc.	7,486,380
		19,624,994
Biotechnology – 1.9%
164,000	Gilead Sciences, Inc. (b)	8,009,760
Communications Equipment – 5.0%
38,628	Aviat Networks, Inc. (b)	85,754
409,027	Cisco Systems, Inc.	8,029,200
155,500	Harris Corp.	6,375,500
122,500	Qualcomm, Inc. (a)	7,205,450
		21,695,904
Computers & Peripherals – 5.2%
17,000	Apple, Inc. (a) (b)	7,760,160
289,800	EMC Corp. (b)	7,465,248
37,200	International Business Machines Corp. (a)	7,164,720
		22,390,128
Diversified Financial Services – 0.7%
83,800	JP Morgan Chase & Co.	3,125,740
Diversified Telecommunication Services – 1.6%
48,488	Frontier Communications Corp.	207,529
174,800	Verizon Communications, Inc.	6,582,968
		6,790,497
Electric Utilities – 0.9%
54,202	Entergy Corp.	3,760,535
Electronic Equipment, Instruments & Components – 1.9%
149,000	Amphenol Corp., Class A	8,110,070
Energy Equipment & Services – 4.8%
68,900	Diamond Offshore Drilling, Inc.	4,292,470
100,800	National Oilwell Varco, Inc.	7,457,184
96,700	Schlumberger Ltd.	7,268,939
99,113	Weatherford International Ltd. (b)	1,659,151
		20,677,744
Food Products – 0.5%
72,805	Archer-Daniels-Midland Co.	2,084,407

NFJ Dividend, Interest & Premium Strategy Fund
18	AGIC Equity & Convertible Income Fund Annual Report | 1.31.12

AGIC Equity & Convertible Income Fund Schedule of Investments

January 31, 2012 (continued)

Shares		Value

Health Care Equipment & Supplies – 3.1%
111,100	Baxter International, Inc.	$6,163,828
15,200	Intuitive Surgical, Inc. (a) (b)	6,990,632
		13,154,460
Health Care Providers & Services – 1.8%
95,200	McKesson Corp.	7,779,744
Hotels, Restaurants & Leisure – 1.7%
76,200	McDonald’s Corp.	7,547,610
Household Products – 1.8%
121,400	Procter & Gamble Co. (a)	7,653,056
Independent Power Producers & Energy Traders – 1.4%
92,000	Constellation Energy Group, Inc.	3,351,560
153,999	NRG Energy, Inc. (b)	2,599,503
		5,951,063
Industrial Conglomerates – 1.5%
341,159	General Electric Co. (a)	6,383,085
Insurance – 2.0%
18,450	American International Group, Inc. (b)	463,279
53,184	MetLife, Inc.	1,878,991
87,000	Prudential Financial, Inc.	4,979,880
69,652	XL Group PLC, Class A	1,411,846
		8,733,996
Internet Software & Services – 1.6%
11,900	Google, Inc., Class A (b)	6,903,309
Machinery – 5.3%
151,500	AGCO Corp. (b)	7,715,895
88,600	Deere & Co.	7,632,890
81,300	Joy Global, Inc.	7,373,097
		22,721,882
Metals & Mining – 1.4%
132,400	Freeport-McMoRan Copper & Gold, Inc.	6,118,204
Multiline Retail – 2.1%
182,453	Target Corp.	9,270,437
Oil, Gas & Consumable Fuels – 2.7%
77,900	Occidental Petroleum Corp.	7,772,083
110,100	Peabody Energy Corp.	3,753,309
		11,525,392
Pharmaceuticals – 3.9%
137,000	Abbott Laboratories	7,418,550
82,700	Bristol-Myers Squibb Co.	2,666,248
63,288	Johnson & Johnson	4,171,312
38,776	Merck & Co., Inc.	1,483,570
23,345	Teva Pharmaceutical Industries Ltd. — ADR	1,053,560
		16,793,240
Semiconductors & Semiconductor Equipment – 3.4%
270,000	Intel Corp. (a)	7,133,400
239,000	Texas Instruments, Inc.	7,738,820
		14,872,220

NFJ Dividend, Interest & Premium Strategy Fund
1.31.12 | AGIC Equity & Convertible Income Fund Annual Report	19

AGIC Equity & Convertible Income Fund Schedule of Investments

January 31, 2012 (continued)

Shares		Value

Software – 3.4%
247,700	Microsoft Corp.	$7,314,581
227,900	Oracle Corp.	6,426,780
42,311	Symantec Corp. (b)	727,326
		14,468,687
Total Common Stock (cost-$380,265,171)		302,498,459

CONVERTIBLE PREFERRED STOCK – 15.0%

Airlines – 0.4%
50,515	Continental Airlines Finance Trust II, 6.00%, 11/15/30	1,673,309
Auto Components – 0.6%
53,600	Goodyear Tire & Rubber Co., 5.875%, 4/1/14	2,463,456
Automobiles – 0.4%
45,000	General Motors Co., 4.75%, 12/1/13, Ser. B	1,802,700
Capital Markets – 1.2%
54,100	AMG Capital Trust I, 5.10%, 4/15/36	2,574,836
33,400	Lehman Brothers Holdings, Inc., 28.00%, 3/6/09, Ser. RIG (Transocean, Inc.) (g) (h) (i)	744,820
29,450	The Goldman Sachs Group, Inc., 6.00%, 3/2/12 (Wellpoint, Inc.) (g)	1,743,852
		5,063,508
Commercial Banks – 1.3%
17,805	Fifth Third Bancorp, 8.50%, 6/30/13, Ser. G (f)	2,525,746
2,700	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (f)	2,956,500
		5,482,246
Commercial Services & Supplies – 0.4%
34,894	United Rentals, Inc., 6.50%, 8/1/28	1,751,243
Diversified Financial Services – 1.9%
4,225	Bank of America Corp., 7.25%, 1/30/13, Ser. L (f)	3,893,211
19,000	Citigroup, Inc., 7.50%, 12/15/12	1,760,540
46,575	Credit Suisse Securities USA LLC, 7.00%, 8/9/12 (Baxter International, Inc.) (g)	2,459,160
		8,112,911
Electric Utilities – 1.1%
54,400	NextEra Energy, Inc., 8.375%, 6/1/12	2,747,200
38,525	PPL Corp., 9.50%, 7/1/13	2,088,055
		4,835,255
Food Products – 0.9%
38,800	Bunge Ltd., 4.875%, 12/31/49 (f)	3,686,000
Health Care Providers & Services – 0.5%
2,500	HealthSouth Corp., 6.50%, 12/31/49, Ser. A (f)	2,350,625
Household Durables – 1.2%
56,000	Newell Financial Trust I, 5.25%, 12/1/27	2,464,000
23,400	Stanley Black & Decker, Inc., 4.75%, 11/17/15	2,765,646
		5,229,646
Insurance – 1.0%
27,500	Assured Guaranty Ltd., 8.50%, 6/1/12	1,707,062
36,700	MetLife, Inc., 5.00%, 9/11/13	2,514,317
		4,221,379

NFJ Dividend, Interest & Premium Strategy Fund
20	AGIC Equity & Convertible Income Fund Annual Report | 1.31.12

AGIC Equity & Convertible Income Fund Schedule of Investments

January 31, 2012 (continued)

Shares		Value

	Multi-Utilities – 0.5%
47,650	AES Trust III, 6.75%, 10/15/29	$2,362,487
	Oil, Gas & Consumable Fuels – 1.2%
42,900	Apache Corp., 6.00%, 8/1/13	2,463,747
20,300	ATP Oil & Gas Corp., 8.00%, 10/1/14 (c)(d)(f)	730,800
27,350	Chesapeake Energy Corp., 5.00%, 12/31/49 (f)	2,160,650
		5,355,197
	Professional Services – 0.6%
46,500	Nielsen Holdings NV, 6.25%, 2/1/13	2,666,310
	Real Estate Investment Trust – 1.1%
90,500	Alexandria Real Estate Equities, Inc., 7.00%, 4/20/13 (f)	2,273,360
98,900	FelCor Lodging Trust, Inc., 1.95%, 12/31/49, Ser. A (f)	2,320,194
		4,593,554
	Road & Rail – 0.7%
246,810	2010 Swift Mandatory Common Exchange Security Trust, 6.00%, 12/31/13 (d)	2,959,869
Total Convertible Preferred Stock (cost-$82,069,441)		64,609,695

Principal Amount (000s)

CONVERTIBLE BONDS & NOTES – 12.9%

Auto Components – 0.7%
$1,325	BorgWarner, Inc., 3.50%, 4/15/12	3,019,344
Capital Markets – 1.0%
2,400	Ares Capital Corp., 5.75%, 2/1/16 (c)(d)	2,496,000
1,795	BGC Partners, Inc., 4.50%, 7/15/16 (c)(d)	1,669,350
		4,165,350
Diversified Telecommunication Services – 0.5%
1,715	Level 3 Communications, Inc., 15.00%, 1/15/13	1,991,544
Electrical Equipment – 0.7%
2,535	EnerSys, 3.375%, 6/1/38 (e)	2,674,425
500	JA Solar Holdings Co., Ltd., 4.50%, 5/15/13	422,500
		3,096,925
Electronic Equipment, Instruments & Components – 0.4%
1,335	Anixter International, Inc., 1.00%, 2/15/13	1,596,994
Health Care Equipment & Supplies – 0.2%
675	Alere, Inc., 3.00%, 5/15/16	645,469
Hotels, Restaurants & Leisure – 0.5%
2,100	MGM Resorts International, 4.25%, 4/15/15	2,226,000
Internet Software & Services – 0.7%
1,800	VeriSign, Inc., 3.25%, 8/15/37	2,238,750
850	WebMD Health Corp., 2.50%, 1/31/18 (c)(d)	739,500
		2,978,250
IT Services – 0.6%
1,900	Alliance Data Systems Corp., 1.75%, 8/1/13	2,764,500

NFJ Dividend, Interest & Premium Strategy Fund
1.31.12 | AGIC Equity & Convertible Income Fund Annual Report	21

AGIC Equity & Convertible Income Fund Schedule of Investments

January 31, 2012 (continued)

Principal Amount (000)		Value

Machinery – 1.2%
$2,800	Greenbrier Cos, Inc., 3.50%, 4/1/18 (c)(d)	$2,688,000
3,000	Meritor, Inc., 4.625%, 3/1/26 (e)	2,553,750
		5,241,750
Marine – 0.2%
1,100	DryShips, Inc., 5.00%, 12/1/14	781,000
Media – 1.9%
2,200	Interpublic Group of Cos, Inc., 4.25%, 3/15/23	2,222,000
	Liberty Media LLC,
2,265	3.125%, 3/30/23	2,655,712
5,200	3.50%, 1/15/31	3,107,000
		7,984,712
Metals & Mining – 0.6%
2,100	Steel Dynamics, Inc., 5.125%, 6/15/14	2,457,000
Oil, Gas & Consumable Fuels – 0.5%
1,300	Western Refining, Inc., 5.75%, 6/15/14	2,219,750
Pharmaceuticals – 0.6%
735	Valeant Pharmaceuticals International, Inc., 5.375%, 8/1/14 (c)(d)	2,521,050
Real Estate Investment Trust – 1.1%
2,000	Boston Properties LP, 3.75%, 5/15/36	2,310,000
2,100	Health Care REIT, Inc., 4.75%, 12/1/26	2,538,375
		4,848,375
Semiconductors & Semiconductor Equipment – 0.6%
2,800	SunPower Corp., 4.75%, 4/15/14	2,576,000
Software – 0.5%
1,400	Nuance Communications, Inc., 2.75%, 8/15/27	2,205,000
Thrifts & Mortgage Finance – 0.4%
	MGIC Investment Corp.,
1,700	5.00%, 5/1/17	1,049,750
1,755	9.00%, 4/1/63 (c)(d)	877,500
		1,927,250
Total Convertible Bonds & Notes (cost-$60,049,725)		55,246,263

CORPORATE BONDS & NOTES – 0.2%

Electric – 0.2%
2,000	Texas Competitive Electric Holdings Co. LLC, 15.00%, 4/1/21 (cost-$2,000,000)	930,000

SHORT-TERM INVESTMENTS – 1.7%

Time Deposit – 1.7%
7,378	HSBC Bank USA – Grand Cayman, 0.03%, 2/1/12 (cost-$7,377,594)	7,377,594
Total Investments, before call options written (cost-$531,761,931) – 100.1%		430,662,011

22	NFJ Dividend, Interest & Premium Strategy Fund
AGIC Equity & Convertible Income Fund Annual Report | 1.31.12

AGIC Equity & Convertible Income Fund Schedule of Investments

January 31, 2012 (continued)

Contracts		Value

CALL OPTIONS WRITTEN (b) – (0.0)%
	Apple, Inc.,
120	strike price $470, expires 2/18/12	$(28,800)
	General Electric Co.,
1,530	strike price $20, expires 2/18/12	(6,885)
	Intel Corp.,
1,890	strike price $28, expires 2/18/12	(6,615)
	International Business Machines Corp.,
260	strike price $200, expires 2/18/12	(7,410)
	Intuitive Surgical, Inc.,
105	strike price $490, expires 2/18/12	(10,763)
	Qualcomm, Inc.,
855	strike price $62.50, expires 2/18/12	(41,895)
Total Call Options Written (premiums received-$228,176)		(102,368)
Total Investments, net of call options written (cost-$531,533,755) – 100.1%		430,559,643
Other liabilities in excess of other assets – (0.1)%		(464,779)
Net Assets – 100.0%		$430,094,864

Notes to Schedules of Investments:
(a)		All or partial amount segregated for the benefit of the counterparty as collateral for call options written.
(b)		Non-income producing.
(c)

Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate market value of $55,122,944 and $11,722,200, representing 3.23% and 2.73% of net assets in NFJ Dividend, Interest & Premium Strategy and AGIC Equity & Convertible Income, respectively.

(d)

144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)		Step-Bond–Coupon is a fixed rate for an initial period then resets at a specific date and rate.
(f)		Perpetual maturity. Maturity date shown is the next call date.
(g)

Securities exchangeable or convertible into securities of an entity different than the issuer or structured by the issuer to provide exposure to securities of an entity different than the issuer (synthetic convertible securities). Such entity is identified in the parenthetical.

(h)		In default.
(i)		Fair-Valued–Securities in AGIC Equity & Convertible Income, with an aggregate value of $744,820, representing 0.17% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

Glossary:
ADR - American Depositary Receipt
REIT - Real Estate Investment Trust

NFJ Dividend, Interest & Premium Strategy Fund	23
See accompanying Notes to Financial Statements | 1.31.12 | AGIC Equity & Convertible Income Fund Annual Report

NFJ Dividend, Interest & Premium Strategy Fund
AGIC Equity & Convertible Income Fund Statements of Assets and Liabilities

January 31, 2012

	NFJ Dividend, Interest & Premium Strategy	AGIC Equity & Convertible Income
Assets:
Investments, at value (cost-$1,943,498,529 and $531,761,931, respectively)	$1,729,200,448	$430,662,011
Receivable for investments sold	24,199,920	7,777,259
Dividends and interest receivable	3,771,563	1,094,298
Prepaid expenses	26,538	6,755
Total Assets	1,757,198,469	439,540,323

Liabilities:
Call options written, at value (premiums received-$14,705,028 and $228,176, respectively)	26,978,256	102,368
Payable for investments purchased	21,637,431	8,871,962
Investment management fees payable	1,298,904	356,663
Accrued expenses	513,452	114,466
Total Liabilities	50,428,043	9,445,459
Net Assets	$1,706,770,426	$430,094,864

Composition of Net Assets:
Common Stock:
Par value ($0.00001 per share applicable to 94,524,325 and 22,304,189 shares issued and outstanding, respectively)	$945	$223
Paid-in-capital in excess of par	2,124,612,834	517,458,932
Dividends in excess of net investment income	(3,901,317)	(515,800)
Accumulated net realized gain (loss)	(187,370,727)	14,125,621
Net unrealized depreciation of investments and call options written	(226,571,309)	(100,974,112)
Net Assets	$1,706,770,426	$430,094,864
Net Asset Value Per Share	$18.06	$19.28

24	NFJ Dividend, Interest & Premium Strategy Fund
AGIC Equity & Convertible Income Fund Annual Report | 1.31.12 | See accompanying Notes to Financial Statements

NFJ Dividend, Interest & Premium Strategy Fund
AGIC Equity & Convertible Income Fund Statements of Operations

Year ended January 31, 2012

	NFJ Dividend, Interest & Premium Strategy	AGIC Equity & Convertible Income
Investment Income:
Dividends (net of foreign withholding taxes of $573,368 and $2,509, respectively)	$57,316,614	$10,137,076
Interest	8,600,227	2,561,959
Total Investment Income	65,916,841	12,699,035

Expenses:
Investment management fees	15,613,750	4,300,049
Shareholder communications	428,690	70,080
Custodian and accounting agent fees	386,963	91,170
Trustees’ fees and expenses	181,595	47,870
New York Stock Exchange listing fees	74,721	21,250
Audit and tax services	72,172	58,445
Insurance expenses	54,591	13,986
Legal fees	47,641	20,805
Transfer agent fees	34,525	33,841
Miscellaneous	15,086	6,972
Total expenses	16,909,734	4,664,468

Net Investment Income	49,007,107	8,034,567

Realized and Change in Unrealized Gain (Loss):
Net realized gain on: Investments	60,035,127	15,190,885
Call options written	49,866,503	831,407
Net change in unrealized appreciation/depreciation of : Investments	(81,873,689)	(20,982,363)
Call options written	(7,793,106)	(405,320)
Net realized and change in unrealized gain (loss) on investments and call options written	20,234,835	(5,365,391)
Net Increase in Net Assets Resulting from Investment Operations	$69,241,942	$2,669,176

NFJ Dividend, Interest & Premium Strategy Fund	25
See accompanying Notes to Financial Statements | 1.31.12 | AGIC Equity & Convertible Income Fund Annual Report

NFJ Dividend, Interest & Premium Strategy Fund
AGIC Equity & Convertible Income Fund Statements of Changes in Net Assets

NFJ Dividend, Interest & Premium Strategy:
	Year ended January 31, 2012	Year ended January 31, 2011
Investment Operations:
Net investment income	$49,007,107	$60,525,513
Net realized gain on investments and call options written	109,901,630	20,186,383
Net change in unrealized appreciation/depreciation of investments and call options written	(89,666,795)	176,304,662
Net increase in net assets resulting from investment operations	69,241,942	257,016,558

Dividends and Distributions to Shareholders from:
Net investment income	(52,363,547)	(85,071,892)
Net realized gains	(80,500,219)	–
Return of capital	(37,280,018)	–
Total dividends and distributions to shareholders	(170,143,784)	(85,071,892)
Total increase (decrease) in net assets	(100,901,842)	171,944,666

Net Assets:
Beginning of year	1,807,672,268	1,635,727,602
End of year (including dividends in excess of net investment income of $(3,901,317) and $(3,316,174), respectively)	$1,706,770,426	$1,807,672,268

AGIC Equity & Convertible Income:
	Year ended January 31, 2012	Year ended January 31, 2011
Investment Operations:
Net investment income	$8,034,567	$8,879,051
Net realized gain on investments and call options written	16,022,292	33,741,679
Net change in unrealized appreciation/depreciation of investments and call options written	(21,387,683)	42,674,509
Net increase in net assets resulting from investment operations	2,669,176	85,295,239

Dividends and Distributions to Shareholders from:
Net investment income	(10,189,382)	(9,137,004)
Net realized gains	(14,791,310)	(15,843,688)
Total dividends and distributions to shareholders	(24,980,692)	(24,980,692)
Total increase (decrease) in net assets	(22,311,516)	60,314,547

Net Assets:
Beginning of year	452,406,380	392,091,833
End of year (including undistributed (dividends in excess of) net investment income of $(515,800) and $303,108, respectively)	$430,094,864	$452,406,380

26	NFJ Dividend, Interest & Premium Strategy Fund
AGIC Equity & Convertible Income Fund Annual Report | 1.31.12 | See accompanying Notes to Financial Statements

NFJ Dividend, Interest & Premium Strategy Fund
AGIC Equity & Convertible Income Fund Notes to Financial Statements

January 31, 2012

1. Organization and Significant Accounting Policies

NFJ Dividend, Interest & Premium Strategy Fund and AGIC Equity & Convertible Income Fund (collectively referred to as the “Funds”) were organized as Massachusetts business trusts on August 20, 2003 and December 12, 2006, respectively. Prior to commencing operations on February 28, 2005 and February 27, 2007, respectively, the Funds had no operations other than matters relating to their organization and registration as diversified, closed-end management investment companies under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Funds’ investment manager and is an indirect wholly-owned subsidiary of Allianz Asset Management of America L.P., (“AAM”) formerly Allianz Global Investors of America L.P. prior to December 31, 2011. AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has authorized an unlimited amount of common shares with $0.00001 par value.

NFJ Dividend, Interest & Premium Strategy’s primary investment objective is to seek current income and gains, with a secondary objective of long-term capital appreciation. Under normal market conditions the Fund pursues its investment objectives by investing in a diversified portfolio of dividend-paying common stocks and income-producing convertible securities. The Fund will also employ a strategy of writing (selling) call options on equity indexes in an attempt to generate gains from option premiums.

AGIC Equity & Convertible Income’s investment objective is to seek total return comprised of capital appreciation, current income and gains. Under normal market conditions the Fund pursues its objective by investing in a diversified portfolio of equity securities and income-producing convertible securities. The Fund will also employ a strategy of writing (selling) call options on the equity securities held by the Fund.

There is no guarantee that the Funds will meet their stated objectives.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Funds’ financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRSs”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and IFRSs. The ASU is effective prospectively for interim or annual periods beginning on or after December 15, 2011. The Funds’ management is evaluating the implications of this change.

In December 2011, the FASB issued Accounting Standards Update No. 2011-11, “Disclosures About Offsetting Assets and Liabilities” which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. The Funds are currently evaluating the effect that the guidance may have on its financial statements.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security are fair-valued, in good faith, pursuant to procedures approved by the Board of Trustees, or persons acting at their discretion pursuant to procedures approved

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NFJ Dividend, Interest & Premium Strategy Fund
AGIC Equity & Convertible Income Fund Notes to Financial Statements

January 31, 2012

1. Organization and Significant Accounting Policies (continued)

by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Synthetic convertible securities are valued based on quotations obtained from unaffiliated brokers who are the principal market-makers in such securities. Such valuations are derived by the brokers from proprietary models which are generally based on readily available market information including valuations of the common stock underlying the synthetic security. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material to each Fund’s financial statements. Each Fund’s net asset value (“NAV”) is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•             Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access

•             Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•             Level 3 – valuations based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The valuation techniques used by the Funds to measure fair value during the year ended January 31, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities AGIC Equity & Convertible Income utilized multi-dimensional relational pricing models.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Convertible Bonds & Notes — Convertible bonds and notes are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

28	NFJ Dividend, Interest & Premium Strategy Fund
AGIC Equity & Convertible Income Fund Annual Report | 1.31.12

NFJ Dividend, Interest & Premium Strategy Fund
AGIC Equity & Convertible Income Fund Notes to Financial Statements

January 31, 2012

1. Organization and Significant Accounting Policies (continued)

Corporate Bonds & Notes — Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Option Contracts — Option contracts traded over the counter (“OTC”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC option contracts are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

A summary of the inputs used at January 31, 2012 in valuing each Fund’s assets and liabilities is listed below (refer to the Schedules of Investments for more detailed information on Investments in Securities):

NFJ Dividend, Interest & Premium Strategy:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 1/31/12
Investments in Securities – Assets
Common Stock	$1,246,548,444	–	–	$1,246,548,444
Convertible Bonds & Notes	–	$271,913,544	–	271,913,544
Convertible Preferred Stock:
Airlines	–	5,918,941	–	5,918,941
Capital Markets	–	9,177,075	–	9,177,075
Commercial Services & Supplies	–	2,589,273	–	2,589,273
Household Durables	9,156,179	4,307,600	–	13,463,779
Insurance	10,562,872	5,161,226	–	15,724,098
Oil, Gas & Consumable Fuels	8,045,943	10,704,650	–	18,750,593
Road & Rail	–	11,747,553	–	11,747,553
All Other	87,929,213	–	–	87,929,213
Short-Term Investments	–	45,437,935	–	45,437,935

Total Investments in Securities – Assets	$1,362,242,651	$366,957,797	–	$1,729,200,448
Investments in Securities – Liabilities
Call Options Written, at value:
Market price	$(10,432,275)	$(16,545,981)	–	$(26,978,256)
Total Investments	$1,351,810,376	$350,411,816	–	$1,702,222,192

There were no significant transfers between Levels 1 and 2 during the year ended January 31, 2012.

NFJ Dividend, Interest & Premium Strategy Fund	29
1.31.12 | AGIC Equity & Convertible Income Fund Annual Report

NFJ Dividend, Interest & Premium Strategy Fund
AGIC Equity & Convertible Income Fund Notes to Financial Statements

January 31, 2012

1. Organization and Significant Accounting Policies (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for NFJ Dividend, Interest & Premium Strategy for the year ended January 31, 2012, was as follows:

	Beginning Balance 1/31/11	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 1/31/12
Investments in Securities – Assets
Convertible Bonds & Notes:
Hotels, Restaurants & Leisure	$1,513,970	–	$(1,216,082)	–	$(763,460)	$465,572	–	–	–
Convertible Preferred Stock:
Capital Markets	3,360,266	–	(5,941,004)	–	(23,933,476)	26,514,214	–	–	–
Total Investments	$4,874,236	–	$(7,157,086)	–	$(24,696,936)	$26,979,786	–	–	–

Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

AGIC Equity & Convertible Income:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 1/31/12
Investments in Securities – Assets
Common Stock	$302,498,459	–	–	$302,498,459
Convertible Preferred Stock:
Airlines	–	$1,673,309	–	1,673,309
Capital Markets	–	4,318,688	$744,820	5,063,508
Commercial Banks	2,956,500	2,525,746	–	5,482,246
Commercial Services & Supplies	–	1,751,243	–	1,751,243
Diversified Financial Services	5,653,751	2,459,160	–	8,112,911
Health Care Providers & Services	–	2,350,625	–	2,350,625
Household Durables	2,765,646	2,464,000	–	5,229,646
Insurance	2,514,317	1,707,062	–	4,221,379
Oil, Gas & Consumable Fuels	2,463,747	2,891,450	–	5,355,197
Professional Services	–	2,666,310	–	2,666,310
Road & Rail	–	2,959,869	–	2,959,869
All Other	19,743,452	–	–	19,743,452
Convertible Bonds & Notes	–	55,246,263	–	55,246,263
Corporate Bonds & Notes	–	930,000	–	930,000
Short-Term Investments	–	7,377,594	–	7,377,594

Total Investments in Securities – Assets	$338,595,872	$91,321,319	$744,820	$430,662,011

Investments in Securities – Liabilities
Call Options Written, at value:
Market price	$(102,368)	–	–	$(102,368)

Total Investments	$338,493,504	$91,321,319	$744,820	$430,559,643

There were no significant transfers between Levels 1 and 2 during the year ended January 31, 2012.

NFJ Dividend, Interest & Premium Strategy Fund
30	AGIC Equity & Convertible Income Fund Annual Report | 1.31.12

NFJ Dividend, Interest & Premium Strategy Fund
AGIC Equity & Convertible Income Fund Notes to Financial Statements

January 31, 2012

1. Organization and Significant Accounting Policies (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for AGIC Equity & Convertible Income for the year ended January 31, 2012, was as follows:

	Beginning Balance 1/31/11	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 1/31/12
Investments in Securities – Assets
Convertible Preferred Stock:
Capital Markets	$1,128,820	–	$(1,213,650)	–	$(4,038,525)	$4,868,175	–	–	$744,820

The net change in unrealized appreciation/depreciation of Level 3 investments which the AGIC Equity & Convertible Income held at January 31, 2012, was $289,535. Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income adjusted for the accretion of discount and amortization of premium is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Conversion premium is not amortized. Payments received from certain investments may be comprised of dividends, realized gains and return of capital. These payments may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments received on synthetic convertible securities are generally included in dividends.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation has resulted in no material impact on the Funds’ financial statements at January 31, 2012. The Funds’ federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions

The Funds declare quarterly dividends and distributions from net investment income and gains from option premiums and the sale of portfolio securities. The Funds record dividends and distributions on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in capital in excess of par.

(f) Convertible Securities

It is the Funds’ policy to invest a portion of their assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them more sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss

NFJ Dividend, Interest & Premium Strategy Fund	31
1.31.12 | AGIC Equity & Convertible Income Fund Annual Report

NFJ Dividend, Interest & Premium Strategy Fund
AGIC Equity & Convertible Income Fund Notes to Financial Statements

January 31, 2012

1. Organization and Significant Accounting Policies (continued)

depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but still less than that of the underlying stock.

2. Principal Risk

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate and credit risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater market price volatility than fixed income securities.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Funds’ Sub-Advisers, NFJ Investment Group LLC (“NFJ”) and Allianz Global Investors Capital LLC (“AGIC”), also affiliates of the Investment Manager, seek to minimize counterparty risks to each applicable Fund by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on the purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds held synthetic convertible securities with Lehman Brothers entities as counterparty at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. On April 8, 2011, NFJ Dividend, Interest & Premium Strategy sold two synthetic convertible securities and AGIC Equity & Convertible Income sold one. The remaining Lehman security held in AGIC Equity & Convertible Income is being valued at the sale price obtained by NFJ Dividend, Interest & Premium Strategy.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. Although the Funds sometimes use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

NFJ Dividend, Interest & Premium Strategy Fund
32	AGIC Equity & Convertible Income Fund Annual Report | 1.31.12

NFJ Dividend, Interest & Premium Strategy Fund
AGIC Equity & Convertible Income Fund Notes to Financial Statements

January 31, 2012

3. Financial Derivatives Instruments (continued)

Option Transactions

The Funds write (sell) call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies.

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the market value of the option written. These liabilities are reflected as call options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions , as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

The following is a summary of the fair valuations of the Funds’ derivatives categorized by risk exposure.

The effect of derivatives on the Funds’ Statements of Assets and Liabilities at January 31, 2012:

Location	NFJ Dividend, Interest & Premium Strategy	AGIC Equity & Convertible Income
Liability derivatives:
Call options written, at value, Market Price	$(26,978,256)	$(102,368)

The effect of derivatives on the Funds’ Statements of Operations for the year ended January 31, 2012:

Location	NFJ Dividend, Interest & Premium Strategy	AGIC Equity & Convertible Income
Net realized gain (loss) on:
Call options written, Market Price	$49,866,503	$831,407

Net change in unrealized appreciation/depreciation of:
Call options written, Market Price	$(7,793,106)	$(405,320)

The average volume (measured at each fiscal quarter-end) of derivative activity during the year ended January 31, 2012 was:

Call Options Written Contracts
NFJ Dividend, Interest & Premium Strategy	70,127
AGIC Equity & Convertible Income	7,879

4. Investment Manager/Sub-Advisers

Each Fund has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Funds’ Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to its Agreement, NFJ Dividend, Interest & Premium Strategy pays the Investment Manager an annual fee, payable monthly, at the annual rate of 0.90% of its average daily total managed assets. Pursuant to its Agreement, AGIC Equity & Convertible Income pays the Investment Manager an annual fee, payable monthly, at the annual rate of 1.00% of its average daily total managed assets. Total managed assets refer to the total assets of each Fund (including borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

The Investment Manager has retained its affiliates NFJ and AGIC (the “Sub-Advisers”), to manage NFJ Dividend, Interest & Premium Strategy. NFJ manages the equity component and AGIC manages the convertible and index option

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NFJ Dividend, Interest & Premium Strategy Fund
AGIC Equity & Convertible Income Fund Notes to Financial Statements

January 31, 2012

4. Investment Manager/Sub-Advisers (continued)

strategy components. AGIC serves as the sole sub-adviser to AGIC Equity & Convertible Income. Subject to the supervision of the Investment Manager, NFJ and AGIC make all of NFJ Dividend, Interest & Premium Strategy’s investment decisions in connection with their respective components of the Fund’s investments. Subject to the supervision of the Investment Manager, AGIC is responsible for making all of AGIC Equity & Convertible Income’s investment decisions. Pursuant to Sub-Advisory Agreements, the Investment Manager and not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Advisers in return for their services.

5. Investment in Securities

For the year ended January 31, 2012, purchases and sales of investments, other than short-term securities were:

	NFJ Dividend, Interest & Premium Strategy	AGIC Equity & Convertible Income
Purchases	$841,754,386	$503,884,440
Sales	872,045,049	517,467,548

(a) Transactions in call options written for the year ended January 31, 2012:

NFJ Dividend, Interest & Premium Strategy:	Contracts	Premiums
Options outstanding, January 31, 2011	83,350	$14,849,891
Options written	434,360	92,330,078
Options terminated in closing purchase transactions	(99,700)	(20,792,427)
Options expired	(355,325)	(71,682,514)
Options outstanding, January 31, 2012	62,685	$14,705,028

AGIC Equity & Convertible Income:	Contracts	Premiums
Options outstanding, January 31, 2011	15,805	$1,063,613
Options written	88,565	6,445,788
Options terminated in closing purchase transactions	(31,705)	(2,716,004)
Options expired	(67,905)	(4,565,221)
Options outstanding, January 31, 2012	4,760	$228,176

6. Income Tax Information

The tax character of dividends and distributions paid were:

	Year ended January 31, 2012	Year ended January 31, 2011	Year ended January 31, 2012	Year ended January 31, 2011	Year ended January 31, 2012
	Ordinary Income (1)	Ordinary Income (1)	Long-term capital gains	Long-term Capital gains	Return of Capital
NFJ Dividend, Interest & Premium Strategy	$132,863,766	$85,071,892	–	–	$37,280,018
AGIC Equity & Convertible Income	24,274,754	24,481,089	$705,938	$499,603	–

(1)  Includes short-term capital gains, if any.

At January 31, 2012, the tax character of distributable earnings were as follows.

Ordinary Income
NFJ Dividend, Interest & Premium Strategy	–
AGIC Equity & Convertible Income	$15,148,063

NFJ Dividend, Interest & Premium Strategy Fund
34	AGIC Equity & Convertible Income Fund Annual Report | 1.31.12

NFJ Dividend, Interest & Premium Strategy Fund
AGIC Equity & Convertible Income Fund Notes to Financial Statements

January 31, 2012

6. Income Tax Information (continued)

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long term capital losses rather than being considered all short-term capital losses.

At January 31, 2012 NFJ Dividend, Interest & Premium Strategy Fund had a capital loss carry over of $190,255,948, which will expire in 2018.

During the year ended January 31, 2012, NFJ Dividend, Interest & Premium Strategy Fund utilized $80,500,219 of available capital loss carry overs. Future realized gains offset by the capital loss carry-forwards are not required to be distributed to shareholders. However, under the Fund’s distribution policy, as described in Note 1 (e), such gains may be distributed to shareholders in the year gains are realized. Any gains distributed may be taxable to shareholders as ordinary income.

In accordance with U.S. Treasury regulations, AGIC Equity & Convertible Income Fund elected to defer realized Long-term capital losses of $322,365 arising after October 31, 2011.

For the fiscal year ended January 31, 2012, permanent “book-tax” adjustments were as follows:

	Dividends in Excess of Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in-Capital in Excess of Par
NFJ Dividend, Interest & Premium Strategy (a)(b)(c)	$2,771,297	$78,022,592	$(80,793,889)
AGIC Equity & Convertible Income (a)(c)	1,335,907	(1,335,907)	—

These permanent “book-tax” differences were primarily attributable to:

(a) Treatment of convertible securities

(b) Reclassification of taxable overdistributions

(c) Treatment of investments in Real Estate Investment Trusts

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At January 31, 2012, the aggregate cost basis and the net unrealized appreciation/depreciation of investments for federal income tax purposes were as follows:

	Federal Tax Cost Basis (2)	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Depreciation
NFJ Dividend, Interest & Premium Strategy	$1,947,563,437	$75,938,129	$(294,301,118)	$(218,362,989)
AGIC Equity & Convertible Income	532,639,044	909,791	(102,886,824)	(101,977,033)

(2)  Differences between book and tax cost basis are primarily attributable to the differing treatment of convertible securities, investments in Real Estate Investment Trusts, and wash sale loss deferrals.

7. Subsequent Events

On March 9, 2012 the following quarterly dividends were declared to shareholders, payable March 29, 2012 to shareholders of record on March 19, 2012:

NFJ Dividend, Interest & Premium Strategy	$0.45 per share
AGIC Equity & Convertible Income	$0.28 per share

There were no other subsequent events that require recognition or disclosure. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

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NFJ Dividend, Interest & Premium Strategy Fund Financial Highlights
For a share outstanding throughout each year:

	Year ended January 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$19.12	$17.30	$14.12	$23.84	$25.72
Investment Operations:
Net investment income	0.52	0.64	0.61	0.89	0.80
Net realized and change in unrealized gain (loss) on investments, call options written and securities sold short	0.22	2.08	3.17	(8.63)	(0.44)
Total from investment operations	0.74	2.72	3.78	(7.74)	0.36
Dividends and Distributions to Shareholders from:
Net investment income	(0.56)	(0.90)	(0.60)	(0.87)	(1.01)
Net realized gains	(0.85)	–	–	(1.11)	(1.23)
Return of capital	(0.39)	–	–	–	–
Total dividends and distributions to shareholders	(1.80)	(0.90)	(0.60)	(1.98)	(2.24)
Net asset value, end of year	$18.06	$19.12	$17.30	$14.12	$23.84
Market price, end of year	$17.30	$17.60	$14.50	$12.97	$23.26
Total Investment Return (1)	9.07%	28.20%	17.31%	(37.93)%	(1.65)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s)	$1,706,770	$1,807,672	$1,635,728	$1,334,735	$2,253,652
Ratio of expenses to average net assets	0.97%	0.97%	0.98%	0.97%	0.95%
Ratio of net investment income to average net assets	2.83%	3.54%	3.95%	4.40%	3.13%
Portfolio turnover rate	50%	65%	57%	48%	82%

(1)

Total investment return is calculated assuming a purchase of a share of common stock at the market price on the first day and a sale of a share of common stock at the market price on the last day of each year reported. Income dividends, capital gain and return of capital distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

NFJ Dividend, Interest & Premium Strategy Fund
36	AGIC Equity & Convertible Income Fund Annual Report | 1.31.12 | See accompanying Notes to Financial Statements

AGIC Equity & Convertible Income Fund Financial Highlights
For a share outstanding throughout each period:

	Year ended January 31,				For the period February 27, 2007* through January 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$20.28	$17.58	$13.41	$23.44	$23.88	**
Investment Operations:
Net investment income	0.36	0.40	0.40	0.67	0.62
Net realized and change in unrealized gain (loss) on investments and call options written	(0.24)	3.42	4.89	(8.39)	0.68
Total from investment operations	0.12	3.82	5.29	(7.72)	1.30
Dividends and Distributions to Shareholders from:
Net investment income	(0.46)	(0.41)	(0.99)	(0.65)	(0.70)
Net realized gains	(0.66)	(0.71)	–	(1.66)	(0.99)
Return of capital	–	–	(0.13)	–	–
Total dividends and distributions to shareholders	(1.12)	(1.12)	(1.12)	(2.31)	(1.69)
Capital Share Transactions:
Offering costs charged to paid-in capital in excess of par	–	–	–	–	(0.05)
Net asset value, end of period	$19.28	$20.28	$17.58	$13.41	$23.44
Market price, end of period	$17.22	$19.30	$15.83	$13.10	$22.02
Total Investment Return (1)	(4.85)%	30.16%	30.75%	(31.75)%	(5.66)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$430,095	$452,406	$392,092	$299,126	$522,848
Ratio of expenses to average net assets	1.08%	1.10%	1.10%	1.07%	1.08	%(2)
Ratio of net investment income to average net assets	1.87%	2.16%	2.54%	3.42%	2.73	%(2)
Portfolio turnover rate	118%	168%	94%	86%	241%

*	Commencement of operations.
**	Initial public offering price of $25.00 per share less underwriting discount of $1.125 per share.
(1)

Total investment return is calculated assuming a purchase of a share of common stock at the market price on the first day and a sale of a share of common stock at the market price on the last day of each period reported. Income dividends, capital gain and return of capital distributions, if any are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.

(2)	Annualized.

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NFJ Dividend, Interest & Premium Strategy Fund
AGIC Equity & Convertible Income Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

NFJ Dividend, Interest & Premium Strategy Fund

AGIC Equity & Convertible Income Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NFJ Dividend, Interest & Premium Strategy Fund and AGIC Equity & Convertible Income Fund (the “Funds”) at January 31, 2012, the results of each of their operations for the year then ended, changes in each of their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
March 21, 2012

NFJ Dividend, Interest & Premium Strategy Fund
38	AGIC Equity & Convertible Income Fund Annual Report | 1.31.12

NFJ Dividend, Interest & Premium Strategy Fund
AGIC Equity & Convertible Income Fund Tax Information (unaudited)

As required by the Internal Revenue Code, shareholders must be notified within 60 days of the Funds’ fiscal year end January 31, 2012 regarding certain tax attributes of distributions made by each Fund.

During the year ended January 31, 2012, the following Fund distributed long-term capital gains in the amounts indicated:

	15% Long-Term Capital Gain	25% Long-Term Capital Gain
AGIC Equity & Convertible Income Fund	703,668	2,270

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended January 31, 2012, are designated as “qualified dividend income” (or the maximum amount allowable).

NFJ Dividend, Interest & Premium Strategy	40.52%
AGIC Equity & Convertible Income	34.85%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ ordinary income dividends paid during the fiscal year ended January 31, 2012, that qualify for the corporate dividend received deduction is set below (or the maximum amount allowable):

NFJ Dividend, Interest & Premium Strategy	33.44%
AGIC Equity & Convertible Income	34.03%

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2012. In January 2013, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of dividends and distributions, received during calendar 2012. The amount that will be reported will be the amount to use on the shareholders 2012 federal income tax returns and may differ from the amount which must be reported in connection with the Funds’ tax year ended January 31, 2012. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

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NFJ Dividend, Interest & Premium Strategy Fund AGIC Equity & Convertible Income Fund	Annual Shareholder Meeting Results/Changes to the Board of Trustees/ Proxy Voting Policies & Procedures/Changes to NFJ Dividend, Interest & Premium Strategy Fund’s Rebalancing Policy (unaudited)

Annual Shareholder Meetings’ Results:

The Funds held their joint annual meeting of shareholders on July 20, 2011. Shareholders voted as indicated below:

	Affirmative	Withheld Authority
NFJ Dividend, Interest & Premium Strategy:
Re-election of John C. Maney† – Class III to serve until 2014	83,294,779	1,398,176
Re-election of Alan Rappaport – Class III to serve until 2014	83,381,209	1,311,746
Election of Bradford K. Gallagher – Class II to serve until 2013	83,328,615	1,364,340
Election of Deborah A. DeCotis – Class II to serve until 2013	83,381,209	1,311,746

Hans W. Kertess, William B. Ogden, IV and James A. Jacobson continue to serve as Trustees.

	Affirmative	Withheld Authority
AGIC Equity & Convertible Income:
Re-election of Hans W. Kertess – Class I to serve until 2014	20,510,922	321,122
Re-election of William B. Ogden IV – Class I to serve until 2014	20,516,246	315,798
Re-election of Alan Rappaport – Class I to serve until 2014	20,517,192	314,852
Election of Bradford K. Gallagher – Class III to serve until 2013	20,498,465	333,579
Election of Deborah A. DeCotis – Class III to serve until 2013	20,492,985	339,059

John C. Maney† and James A. Jacobson continue to serve as Trustees.

†                  Interested Trustee

Changes to the Board of Trustees:

Effective March 7, 2011, the Funds’ Board of Trustees appointed Deborah A. DeCotis as a Class II trustee for NFJ Dividend, Interest & Premium Strategy and as Class III for AGIC Equity & Convertible Income to serve until 2011.

Paul Belica retired from the Funds’ Board of Trustees effective December 31, 2011.

Proxy Voting Policies & Procedures:

A description of the polices and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

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NFJ Dividend, Interest & Premium Strategy Fund AGIC Equity & Convertible Income Fund

Annual Shareholder Meeting Results/Changes to the Board of Trustees/ Proxy Voting Policies & Procedures/Changes to NFJ Dividend, Interest & Premium Strategy Fund’s Rebalancing Policy (unaudited) (continued)

Changes to NFJ Dividend, Interest & Premium Strategy Fund’s Rebalancing Policy:

Effective October 5, 2011, NFJ Dividend, Interest & Premium Strategy Fund changed its rebalancing policy. The Fund pursues its investment objectives, in part, by investing in a diversified portfolio of dividend-paying common stocks (the “Equity Component”) and income-producing convertible securities (the “Convertible Component”). Since inception, the Fund has observed a policy to rebalance its entire portfolio on an annual basis so that the Equity Component represents approximately 75% and the Convertible Component approximately 25% of its portfolio immediately after each rebalancing. In between annual rebalancings, the percentage of the Fund’s assets represented by each component has varied based on relative investment performance, market fluctuations and other factors.

Under the Fund’s revised rebalancing policy, on a date in January of each year to be determined by the Investment Manager, if the allocation of the Fund’s assets falls outside the ranges of 70% to 80% for the Equity Component and 20% to 30% for the Convertible Component, the Investment Manager will cause a rebalancing of the Fund’s portfolio such that each Component’s allocation if adjusted back to a point within its range in relative percentages determined by the Investment Manager, based on input and recommendations from the Fund’s sub-adviser responsible for that Component. In addition, the Investment Manager may, but is not required to, cause the Fund to rebalance the Components to any point within their respective ranges at any time during the course of a year (whether the Components are then outside their ranges or at some other point within their ranges), based on input and recommendations from the sub-advisers and in light of market conditions, investment outlook, cash positions, tax considerations and other factors. Under the new policy, the relative percentages of the Fund’s assets represented by the Equity and Convertible Components may, however, vary outside of their ranges at any time and from time to time during the course of a year, and perhaps significantly, in relation to the relative investment performance of each Component, as well as market fluctuations and other factors.

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Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited)

NFJ Dividend, Interest & Premium Strategy Fund
AGIC Equity & Convertible Income Fund

Reference is made to the section of the Funds’ July 31, 2011 Semi-Annual Report (the “July Semi-Annual Report”) entitled “Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements,” which discussed the material factors and conclusions that formed the basis for the Boards’ approval, at their June 14-15, 2011 in-person meetings (the “June 2011 contract review meeting”), of the continuance of the Funds’ Management Agreements with the Investment Manager (the “Advisory Agreements”) and Portfolio Management Agreements between the Investment Manager and the Sub-Advisers (the “Sub-Advisory Agreements”) for a one-year period commencing July 1, 2011.

Subsequent to the date of the June 2011 contract review meeting, it was discovered that there were certain inaccuracies in the information provided to the Boards by Morningstar Associates LLC (“Morningstar”) with respect to the performance and/or expense figures shown for the Funds and their related rankings among peer group funds. In consultation with the Investment Manager, Morningstar produced a revised version of the information correcting the identified inaccuracies, which was provided to the Trustees for their consideration at a meeting held on December 13-14, 2011.

In considering the revised information, the Trustees noted, among other differences, that the following information from the revised Morningstar materials differed from information summarized in the July Semi-Annual Report as having been considered by the Trustees at the June 2011 contract review meeting:

NFJ Dividend, Interest & Premium Strategy Fund

The Fund actually ranked seventh out of nine funds in actual management fees, not fifth out of ten funds.

AGIC Equity & Convertible Income Fund

The information from the revised Morningstar materials did not differ from information summarized in the July Semi-Annual Report with respect to the Fund as having been considered by the Trustees.

After considering the revised Morningstar information and taking into account the other information and factors considered as part of the June 2011 contract review meeting, the Trustees, including the non-interested Trustees, determined at their December 2011 meeting that the revised Morningstar information, if it had been considered at the time of the June 2011 contract review meeting, would not have changed their determination to approve the continuance of the Funds’ Advisory Agreements and Sub-Advisory Agreements for a one-year period commencing July 1, 2011, as specified in the July Semi-Annual Report.

42	NFJ Dividend, Interest & Premium Strategy Fund
AGIC Equity & Convertible Income Fund Annual Report | 1.31.12

NFJ Dividend, Interest & Premium Strategy Fund
AGIC Equity & Convertible Income Fund
Privacy Policy (unaudited)

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares and products and we may enter in joint-marketing agreements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial adviser or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

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NFJ Dividend, Interest & Premium Strategy Fund
AGIC Equity & Convertible Income Fund
Dividend Reinvestment Plan (unaudited)

Automatic Dividend Reinvestment Plan

The Funds have adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Funds. BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation. Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the Funds, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent.

Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.bnymellon.com/shareowner/equityaccess, by calling (800) 254-5197, by writing to the Plan Agent, BNY Mellon Investment Servicing (US) Inc., at P.O. Box 358035, Pittsburgh, PA 15252-8035, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to the Funds’ next distribution if received by the Plan Agent at least ten (10) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Funds’ next distribution and will apply to the Funds’ next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan. For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Funds (“newly issued shares”) or (ii) by purchasing common shares of the Funds on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common share of the Funds (“NAV”) is equal to or less than the market price per common share plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common share plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common share on the distribution payment date). No interest will be paid on distributions awaiting reinvestment.

Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date. The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Funds’ then current policies.

Fees and expenses. No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Funds reserves the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

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NFJ Dividend, Interest & Premium Strategy Fund
AGIC Equity & Convertible Income Fund
Dividend Reinvestment Plan (unaudited) (continued)

Shares held through nominees. If your common shares are held through a broker, bank or other nominee (together, a “nominee”) and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences. Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions.

The Funds and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, BNY Mellon Investment Servicing (US) Inc., P.O. Box 358035, Pittsburgh, PA 15252-8035; telephone number: (800) 254-5197; web site: www.bnymellon.com/shareowner/equityaccess.

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NFJ Dividend, Interest & Premium Strategy Fund
AGIC Equity & Convertible Income Fund
Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with
Funds, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

The address of each Trustee is 1633 Broadway, New York, NY 10019.

Hans W. Kertess

Date of Birth: 7/12/39

Chairman of the Board of Trustees since: 2007

Trustee since: 2005 – NFJ/ 2007 – NIE

Term of office: Expected to stand for re-election at 2012 – NFJ/ 2014 – NIE annual meeting of shareholders.

Trustee/Director of 58 Funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Deborah A. DeCotis

Date of Birth: 11/13/52

Trustee since: 2011

Term of office: Expected to stand for re-election at 2013 annual meeting of shareholders.

Trustee/Director of 58 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Director, Helena Rubenstein Foundation (since 1997); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Advisory Council, Stanford Business School (2002-2008) and Director, Armor Holdings, a manufacturing company (2002-2007).

Bradford K. Gallagher

Date of Birth: 2/28/44

Trustee since: 2010

Term of office: Expected to stand for re-election at 2013 annual meeting of shareholders.

Trustee/Director of 58 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010)

Partner, New Technology Ventures Capital Management LLC, a venture capital fund (since 2011); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Trustee, The Common Fund (since 2005); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO of Cypress Holding Company and Cypress Tree Investment Management Company (since 1995).

James A. Jacobson

Date of Birth: 2/3/45

Trustee since: 2009

Term of office: Expected to stand for re-election at 2013 – NFJ/ 2012 – NIE annual meeting of shareholders.

Trustee/Director of 58 funds in Fund Complex

Trustee/Director of17 funds in Alpine Mutual Funds Complex

Retired. Formerly, Vice Chairman and Managing Director of Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.

William B. Ogden, IV

Date of Birth: 1/11/45

Trustee since: 2006 – NFJ/ 2007 – NIE

Term of office: Expected to stand for re-election at 2012 – NFJ/ 2014 – NIE annual meeting of shareholders.

Trustee/Director of 58 Funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

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NFJ Dividend, Interest & Premium Strategy Fund
AGIC Equity & Convertible Income Fund
Board of Trustees (unaudited) (continued)

Name, Date of Birth, Position(s) Held with
Funds, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

Alan Rappaport

Date of Birth: 3/13/53

Trustee since: 2010

Term of office: Expected to stand for re-election at 2014 annual meeting of shareholders.

Trustee/Director of 58 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Vice Chairman, Roundtable Investment Partners (since 2009); Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007).

John C. Maney†

Date of Birth: 8/3/59

Trustee since: 2006 – NFJ/ 2007 – NIE

Term of office: Expected to stand for re-election at 2014 – NFJ/ 2012 – NIE annual meeting of shareholders.

Trustee/Director of 80 Funds in Fund Complex

Trustee/Director of no funds outside the Fund Complex

Management Board, Managing Director and Chief Executive Officer of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Asset Management of America L.P. since January 2005 and also Chief Operating Officer of Allianz Asset Management of America L.P. since November 2006.

† Mr. Maney is an “interested person” of the Funds, as defined in Section 2(a)(19) of the 1940 Act, due to his positions set forth in the table above, among others with the Funds’ Investment Manager and various affiliated entities.

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NFJ Dividend, Interest & Premium Strategy Fund
AGIC Equity & Convertible Income Fund
Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held with Fund.	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2005 – NFJ/2007 – NIE

Management Board, Managing Director and Head of Mutual Fund Services, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 27 funds in the Fund Complex; President of 53 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal Financial and Accounting Officer since: 2005 – NFJ/2007 – NIE

Senior Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 80 funds in the Fund Complex; and Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 Funds in the Fund Complex.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2005 – NFJ/2007 – NIE

Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President of Allianz Asset Management of America L.P.; Vice President, Secretary and Chief Legal Officer of 80 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Senior Vice President, Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 80 funds in the Fund Complex.

Orhan Dzemaili Date of Birth: 4/18/74 Assistant Treasurer since: 2011	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 80 funds in the Fund Complex.

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008

Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 80 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2005 – NFJ/2007 – NIE	Senior Vice President, Chief Compliance Officer, Allianz Asset Management of America L.P.; Chief Compliance Officer of 80 funds in the Fund Complex and of The Korea Fund, Inc.

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006– NFJ/2007– NIE	Vice President of Allianz Asset Management of America L.P.; Assistant Secretary of 80 funds in the Fund Complex and of The Korea Fund, Inc.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

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Trustees Hans W. Kertess Chairman of the Board of Trustees Deborah A. DeCotis Bradford K. Gallagher James A. Jacobson John C. Maney William B. Ogden, IV Alan Rappaport

Fund Officers

Brian S. Shlissel
President & Chief Executive Officer

Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo
Vice President, Secretary & Chief Legal Officer

Scott Whisten
Assistant Treasurer

Richard J. Cochran
Assistant Treasurer

Orhan Dzemaili
Assistant Treasurer

Youse E. Guia
Chief Compliance Officer

Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC
1633 Broadway
New York, NY 10019

Sub-Advisers

NFJ Investment Group LLC
2100 Ross Avenue, Suite 700
Dallas, TX 75201

Allianz Global Investors Capital LLC
600 West Broadway, 30th Floor
San Diego, CA 92101

Allianz Global Investors Capital LLC
1633 Broadway
New York, NY 10019

Custodian & Accounting Agent

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent, Dividend Paying Agent and Registrar

BNY Mellon
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of NFJ Dividend, Interest & Premium Strategy Fund and AGIC Equity & Convertible Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time each Fund may purchase shares of its stock in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at www.allianzinvestors.com/closedendfunds.

Information on the Funds is available at www.allianzinvestors.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

AGI-2012-01-30-2791

AZ601AR_013112

ITEM 2. CODE OF ETHICS

(a)          As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies- Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics are included as an Exhibit 99.CODE ETH here to.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2 (a) above.

(c)          During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that James A. Jacobson, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)              Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $54,000 in 2011 and $55,890 in 2012.

b)             Audit-Related Fees. There were no audit related fees billed for each of the last two fiscal years.

c)              Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance,

tax service and tax planning (“Tax Services”) were $12,980 in 2011 and $15,000 in 2012. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)             All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)              Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

AGIC Equity & Convertible Income Fund (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audits of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Fund (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)          The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)          Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)          Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e) 2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i)  (C) of Rule 2-01 of Registration S-X.

f) Not applicable

g) Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2011 Reporting Period was $2,504,634 and the 2012 Reporting Period was $3,080,843.

h) Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Deborah A. DeCotis, Bradford K. Gallagher, James A. Jacobson, Hans W. Kertess, William B. Ogden, IV and Alan Rappaport.

ITEM 6. SCHEDULE OF INVESTMENTS

(a)          The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)         Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

AGIC EQUITY & CONVERTIBLE INCOME FUND

(the “Trust”)

PROXY VOTING POLICY

1.                                       It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination.  The Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other.  Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.                                       The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust.  AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto.  A summary of the detailed proxy voting policies of the Trust’s current sub-adviser is set forth in Appendix B attached hereto.  Such summary may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policies.

3.                                       The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.                                       AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.                                       The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.                                       This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of the sub-adviser of the Trust with proxy voting authority and how the Trust voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Trust’s website at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov.  In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and a summary of the detailed proxy voting polices of the sub-adviser with proxy voting authority shall also be included in the Trust’s Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.                                       It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination.  AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other.  Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.                                       AGIFM, for each fund for which it acts as investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund.

3.                                       The party voting proxies (e.g., the sub-adviser) vote the proxies in accordance with their proxy voting policies and, to the extent consistent with their policies, may rely on information and/or recommendations supplied by others.

4.                                       AGIFM and each sub-adviser of a fund will deliver a copy of their respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.                                       The party voting the proxy will:  (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) will provide additional information as may be requested, from time to time, by the funds’ respective boards or chief compliance officers.

6.                                       Summaries of the proxy voting policies for AGIFM and each sub-adviser of a fund advised by AGIFM and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov.  In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, summaries of the detailed proxy voting policies of AGIFM, each sub-

adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

Allianz Global Investors Capital LLC (“AGI Capital”)

Description of Proxy Voting Policy and Procedures

AGI Capital votes proxies on behalf of its clients pursuant to its written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”), unless a client requests otherwise.  The Proxy Guidelines are designed to honor AGI Capital’s fiduciary duties to its clients and protect and enhance its clients’ economic welfare and rights.

The Proxy Guidelines are established by a Proxy Committee consisting of executive, investment, client services, legal/compliance and operations personnel. The Proxy Guidelines reflect AGI Capital’s normal voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, changes to a portfolio company’s capital structure and corporate governance. For example, AGI Capital generally votes for proposals to declassify boards and generally supports proposals that remove restrictions on shareholders’ ability to call special meetings independently of management.  Some issues will require a case-by-case analysis.

The Proxy Guidelines largely follow the recommendations of Glass, Lewis & Co. LLC (“Glass Lewis”), an investment research and proxy advisory firm. The Proxy Guidelines may not apply to every situation and AGI Capital may vote differently than specified by the Proxy Guidelines and/or contrary to Glass Lewis’ recommendation if AGI Capital reasonably determines that to do so is in its clients’ best interest. Any variance from the Proxy Guidelines is documented.

In the case of a potential conflict of interest, AGI Capital’s Proxy Committee will review the voting decision to ensure that the voting decision has not been affected by the potential conflict.

Under certain circumstances, AGI Capital may in its reasonable discretion refrain from voting clients’ proxies due to cost or other factors.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of March 30, 2012, the following individual has primary responsibility for the day-to-day implementation of the AGIC Equity & Convertible Income Fund (“NIE” or the “Fund”):

Douglas G. Forsyth, CFA
Managing Director

Doug Forsyth has portfolio manager and research responsibilities for the Income and Growth Strategies team and has been the lead portfolio manager since the Fund’s inception in February 2007. Prior to joining AGI Capital via a predecessor affiliate in 1994, Mr. Forsyth was a securities analyst at AEGON USA, where he was responsible for financial and strategic analysis of high yield securities. Mr. Forsyth was previously a research assistant at The University of Iowa, where he earned his B.B.A. in finance. He has over twenty years of investment industry experience.

Justin Kass, CFA
Managing Director

Justin Kass has portfolio manager and research responsibilities for the Income and Growth Strategies team and has been a co-portfolio manager for the Fund since September 2008. Prior to joining AGI Capital via a predecessor affiliate in 2000, Mr. Kass had interned on the team, adding significant depth to our proprietary Upgrade Alert Model. He earned his M.B.A. in finance from the UCLA Anderson School of Management and his B.S. from the University of California, Davis. He has over fourteen years of investment industry experience.

Michael E. Yee
Senior Vice President

Michael Yee has portfolio manager and research responsibilities for the Income and Growth Strategies team and has been a co-portfolio manager for the Fund since September 2008.  Mr. Yee joined the team in 1999, and had been an analyst for the Global and Systematic teams, and previously held positions in global and domestic portfolio administration areas, as well as in client service. Prior to joining AGI Capital via a predecessor affiliate in 1995, he worked as a financial consultant for Priority One Financial/Liberty Foundation. Michael earned his M.B.A. from San Diego State University and his B.S. from the University of California at San Diego. He has over eighteen years of investment industry experience.

(a) (2)

The following summarizes information regarding each of the accounts, excluding the Fund, that were managed by the Portfolio Managers as of January 31, 2012 including accounts managed by a team, committee, or other group that includes the Portfolio Managers.

	Other RICs		Other Accounts		Other Pooled
PM	#	AUM($million)	#	AUM($million)	#	AUM($million)

Douglas G. Forsyth, CFA	7	4,449.1	10	1,475.9	7	747.3	*
Justin Kass, CFA	7	4,449.1	10	1,475.9	7	747.3	*
Michael E. Yee	7	4,449.1	10	1,475.9	7	747.3	*

*Of these other pooled investment vehicles, two accounts totaling $335.3 million in assets pay an advisory fee that is based in part on the performance of the account.

Like other investment professionals with multiple clients, a Portfolio Manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some conflicts faced by investment professionals at most major financial firms.

The Investment Adviser has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”) may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•                  The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•                  The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•                  The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When the Investment Adviser considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Investment Adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.  The Investment Adviser considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. The Investment Adviser attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above.

“Cross trades,” in which one Investment Adviser account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, if the Investment Advisor crosses a trade between performance fee account and a fixed fee account that result in a benefit to the performance fee account and a detriment to the fixed fee account. The Investment Adviser has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a Portfolio Manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a Portfolio Manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. The Investment Adviser maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A Portfolio Manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular Portfolio Manager have different investment strategies.

A Fund’s Portfolio Manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide the Investment Adviser with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, the Investment Adviser has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. The Investment Adviser allocates the payment of brokerage commissions is subject to the requirement that the Portfolio Manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund.

A Fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s Portfolio Manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.

The Investment Adviser’s investment personnel, including each Fund’s Portfolio Manager, are subject to restrictions on engaging in personal securities transactions pursuant to Allianz Asset Management of America L.P. Codes of Ethics, which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Funds. The Code of Ethics is designed to ensure that the personal securities transactions, activities and interests of the employees of the Investment Adviser will not interfere with (i) making decisions in the best interest of advisory clients (including the Funds) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

(a) (3)

As of January 31, 2012 the following explains the compensation structure of each individual who shares primary responsibility for day-to-day portfolio management of the Fund:

AGI Capital’s compensation plan is designed specifically to be aligned with the interests of our clients. We aim to provide rewards for exceptional investment performance and build an enduring firm with a long-term culture of shared success. To that end, in addition to competitive base salaries, we offer both short- and long-term incentive plans.

Compensation and Investment Performance

Short-term incentive pools for investment teams are annual discretionary bonuses funded by the firm’s revenue and allocated based on the performance of the strategies and the teams.  The percentage allocated to an investment team is adjusted to reflect performance relative to the benchmark over a one-, three-, and five-year period (the timeframe may vary depending on the strategy). The team pools are then subjectively allocated to team members based on individual contributions to client accounts.  This revenue sharing arrangement directly aligns compensation with investment performance.

Long-Term Incentive Plan

A Long-Term Incentive plan provides rewards to certain key staff and executives of Allianz Global Investors’ companies to promote long-term growth and profitability. The plan is based on the operating earnings growth of Allianz Global Investors in the, U.S. and globally. The plan has a three-year vesting schedule and is paid in cash upon vesting.

Overall, we believe that competitive compensation is essential to retaining top industry talent. With that in mind, we continually reevaluate our compensation policies against industry benchmarks. Our goal is to offer portfolio managers and analysts compensation and benefits in the top quartile for comparable experience, as measured by industry benchmarks surveyed by independent firms including McLagan Partners.

(a)(4)

The following summarizes the dollar range of securities each portfolio manager for the Fund beneficially owned of the Fund that he managed as of January 31, 2012.

AGIC Equity & Convertible Income Fund

PM Ownership
Douglas G. Forsyth	$100,001 - $500,000
Justin Kass	None
Michael Yee	$10,001 - $50,000

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES-

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a)  The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c)), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3 (d))) that that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1)  Exhibit 99.CODE ETH - Code of Ethics

(a) (2)  Exhibit 99302 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not Applicable

(b)  Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	AGIC Equity & Convertible Income Fund

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date :	March 30, 2012

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	March 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date:	March 30, 2012

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	March 30, 2012